Exhibit 99.3 3Q’18 Financial Results October 19, 2018

Disclaimers Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8- K filed today and available on our website (www.synchronyfinancial.com) and the SEC's website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “outlook,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; cyber-attacks or other security breaches; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; our ability to realize the benefits of and expected capital available from strategic options; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; a material indemnification obligation to GE under the Tax Sharing and Separation Agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau’s regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed on February 22, 2018. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Differences between this presentation and the supplemental financials may occur due to rounding. 2

3Q’18 Highlights Financial Highlights Business Highlights • $671 million Net Earnings, $0.91 diluted EPS Renewed and extended key relationships • Completed acquisition of the U.S. PayPal Credit financing program in July • Strong growth metrics ‒ Loan Receivables up 14% ‒ Net Interest Income up 9% ‒ Purchase Volume up 11% ‒ Average Active Accounts up 9% • Net Charge-Offs 4.97% compared to 4.95% in the prior year • Provision for Loan Losses up 11% driven by PayPal Credit reserve build partially offset by moderating credit trends Added new partnerships • Efficiency Ratio 31.0% compared to 30.4% in the prior year • Deposits up $7.8 billion compared to prior year, comprising 72% of funding • Strong Capital and Liquidity ‒ 14.2% CET1 & $18.2 billion Liquid Assets 3

Growth Metrics Purchase Volume +11% Loan Receivables +14% $ in billions $ in billions $36.4 $87.5 $32.9 $76.9 3Q'17 3Q'18 3Q'17 3Q'18 Average Active Accounts +9% Interest and Fees on Loans +10% $ in millions in millions 75.5 69.3 $4,617 $4,182 3Q'17 3Q'18 3Q'17 3Q'18 4

Platform Results(a) Retail Card Payment Solutions CareCredit Loan Receivables, $ in billions Loan Receivables, $ in billions Loan Receivables, $ in billions +16% +9% +8% $9.3 $60.6 $17.6 $8.7 $52.0 $16.2 3Q'17 3Q'18 V% 3Q'17 3Q'18 V% 3Q'17 3Q'18 V% Purchase Volume $26.3 $29.2 +11% $4.2 $4.6 +10% $2.4 $2.6 +9% Accounts 54.4 59.8 +10% 9.2 9.7 +5% 5.7 6.0 +5% Interest and $3,102 +12% $559 $601 +8% $521 $551 +6% Fees on Loans $3,465 • Strong growth driven by PayPal • Strong growth led by home • Strong growth led by dental Credit program acquisition furnishings and power and veterinary • Interest and Fees on Loans up • Interest and Fees on Loans up 8% • Interest and Fees on Loans up 12% driven by PayPal Credit driven by receivable growth 6% driven by receivable growth program acquisition a) Accounts represent Average Active Accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month. Purchase Volume $ in billions and Interest and Fees on Loans $ in millions 5

Financial Results Summary Earnings Statement 3Q'18 Highlights B/(W) • $671 million Net Earnings, $0.91 diluted EPS $ in millions, except ratios 3Q'18 3Q'17 $ % • Net Interest Income up 9% driven by growth in Total Interest Income $4,694 $4,233 $461 11% Loan Receivables Total Interest Expense 488 357 (131) (37)% − Interest and Fees on Loans up 10% driven by average Loan Receivables growth Net Interest Income (NII) 4,206 3,876 330 9% − Interest Expense increase driven by increased Retailer Share Arrangements (RSA) (871) (805) (66) (8)% benchmark rates and growth NII, after RSA 3,335 3,071 264 9% • Retailer Share Arrangements up 8% − Increase driven by growth Provision for Loan Losses 1,451 1,310 (141) (11)% • Provision for Loan Losses up 11% driven by the Other Income 63 76 (13) (17)% PayPal Credit reserve build partially offset by moderating credit trends Other Expense 1,054 958 (96) (10)% − Net Charge-Offs of 4.97% compared to 4.95% in Pre-Tax Earnings 893 879 14 2% the prior year Provision for Income Taxes 222 324 102 31% • Other Expense up 10% − Net Earnings $671 $555 $116 21% Driven primarily by PayPal Credit program acquisition and growth Diluted Earnings Per Share $0.91 $0.70 $0.21 • Provision for Income Taxes down 31% 6

Net Interest Income Net Interest Income $ in millions, % of average Interest-Earning Assets 3Q'18 Highlights +9% • Net Interest Income increased 9% compared to prior year driven by growth in Loan $4,206 Receivables $3,876 − Interest and Fees on Loans increased 10% compared to prior year driven by average Loan Receivables growth • Net Interest Margin down 33bps. − Loan Receivables mix as a percent of total Earning Assets increased from 82.9% to 85.3% 16.74% 16.41% driven primarily by the PayPal Credit program acquisition − Loan Receivables yield 21.11%, down 67bps. versus prior year − Total Interest-Bearing Liabilities cost increased 43bps. to 2.36%, due to increased benchmark rates 3Q'17 3Q'18 7

Asset Quality Metrics 30+ Days Past Due Net Charge-Offs $ in millions, % of period-end Loan Receivables $ in millions, % of average Loan Receivables including held for sale $4,021 $3,694 $3,831 $3,521 $1,198 $1,159 $3,295 $3,293 $1,141 $1,087 $3,120 $3,208 $3,008 $974 $1,001 $950 $847 $765 6.14% 5.97% 4.25% 4.25% 4.80% 4.67% 4.52% 4.17% 4.59% 5.42% 5.78% 4.97% 4.26% 4.32% 4.39% 4.65% 5.33% 4.95% 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 90+ Days Past Due Allowance For Loan Losses $ in millions, % of period-end Loan Receivables $ in millions, % of period-end Loan Receivables $6,223 $5,738 $5,859 $5,361 $5,574 $1,869 $1,833 $5,001 $1,707 $1,776 $4,676 $4,344 $1,546 $1,508 $1,561 $4,115 $1,334 $1,435 7.37% 7.43% 6.63% 6.97% 6.80% 7.11% 5.82% 5.69% 6.37% 2.06% 1.90% 2.22% 2.28% 2.28% 2.09% 1.89% 2.03% 1.98% 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 8

Other Expense Other Expense $ in millions +10% 3Q'18 Highlights $1,054 $958 • Other Expense up 10% ‒ Other Expense increase driven primarily by PayPal Credit program acquisition and growth • Efficiency Ratio 31.0% vs. 30.4% prior year 3Q'17 3Q'18 V$ V% Employee Costs $333 $365 $32 10% Professional Fees 161 232 71 44% Marketing/BD 124 131 7 6% Information Processing 96 105 9 9% Other 244 221 (23) (9)% Other Expense $958 $1,054 $96 10% (a) Efficiency 30.4% 31.0% 0.6pts. (a) “Other Expense” divided by sum of “NII, after RSA” plus “Other Income” 9

Funding, Capital and Liquidity Funding Sources Capital Ratios $ in billions Common equity Tier 1% - Basel III fully phased-in $86.1 V$ 17.2% (a) 14.2% $74.4 $9.6 +$1.6 Unsecured $8.0 $14.2 +$2.3 Securitization $11.9 3Q'17 3Q'18 $62.3 +$7.8 (a) Estimated percentage Deposits $54.5 Liquidity(b) $ in billions $22.0 $23.3 3Q'17 3Q'18 Variance Deposits 73% 72% (1)pts. Securitization 16% 17% +1pts. 3Q'17 3Q'18 Unsecured 11% 11% - pts. Liquid Assets $16.4 $18.2 Undrawn Credit Facilities 5.6 5.1 Total Liquidity $22.0 $23.3 % of Total Assets 23.8% 22.3% (b) Does not include unencumbered assets in the Bank that could be pledged 10

3Q’18 Wrap Up • Net earnings of $671 million … $0.91 diluted earnings per share • Broad based growth … Purchase volume +11%, Loan receivables +14%, Net interest income +9% • Renewed key partners … Lowe’s, JCPenney, Associated Materials and Generac • Signed new partnerships with Fred Meyer Jewelers and Eargo • Completed the acquisition of the PayPal Credit program • Continued investment in digital capabilities highlighted by enhanced features in our CareCredit mobile app such as Pay My Provider and CareCredit Direct functionality • Fast-growing deposit platform … deposits at $62 billion comprising 72% of funding • Returned $1.1 billion in capital through $966 million of share repurchases and $156 million in dividends • Strong balance sheet, $18.2 billion of liquid assets and 14.2% CET1 11

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